AlphaCentric Prime Meridian Income Fund

January 24, 2020

The information supplements certain disclosures contained in the Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated December 31, 2019.

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AlphaCentric Advisors LLC (“AlphaCentric”) has changed its address. AlphaCentric’s new address is 53 Palmeras St. Suite 601, San Juan, PR 00901. All references to AlphaCentric’s address in the Fund’s Prospectus and SAI are hereby revised accordingly.

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You should read this Supplement in conjunction with the Prospectus and the Statement of Additional Information for the Fund, each dated December 31, 2019, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-910-0412 or by writing to 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.